Exhibit 99.1

Financial Engines Completes Acquisition of The Mutual Fund Store

Announces Appointment of New Chairman of the Board of Directors

Company to Report Fourth Quarter and Full Year 2015 Financial Results on February 18, 2016

SUNNYVALE, Calif. – February 1, 2016 – Financial Engines (NASDAQ: FNGN), America’s largest independent investment advisor1, today announced that it has completed the previously announced acquisition of The Mutual Fund Store for approximately 9.9 million shares of newly-issued Financial Engines common stock and approximately $250 million in cash, subject to certain closing and post-closing adjustments. Following closing, Warburg Pincus is expected to become Financial Engines’ largest stockholder with a beneficial ownership of approximately 13%. Michael Martin, managing director of Warburg Pincus LLC, has also been appointed to the Financial Engines board of directors, effective February 1, 2016.

“We are thrilled to welcome The Mutual Fund Store to the Financial Engines family and believe this combination will expand our independent advisory services for 401(k) participants by providing more comprehensive financial planning services and access to in-person advisors,” said Larry Raffone, president and chief executive officer of Financial Engines. “The acquisition, which closed earlier than expected, will also provide significant revenue and adjusted earnings-per-share accretion and has the potential to deliver strong synergies and higher future growth.”

“We’re excited by the capabilities of the combined companies to serve the needs of many more people, which we believe will accelerate growth,” said Michael Martin, managing director of Warburg Pincus. “I’m pleased to be joining the Financial Engines board of directors and working with the management team to realize this long-term potential.”

The acquisition will enable Financial Engines to expand its independent advisory services to 401(k) participants through comprehensive financial planning and the option to meet face-to-face with a dedicated financial advisor at one of more than 125 national locations. The Mutual Fund Store is a fast-growing registered investment adviser providing personalized financial planning and objective, fiduciary advice through advisors in locations across the United States. As of December 31, 2015, The Mutual Fund Store had approximately 352 employees, 84,000 accounts at 39,000 households, and over $9.7 billion in assets under management.

Additional Changes on the Board of Directors

Financial Engines also announces today that Paul Koontz, Chairman of the Board, has informed the Company of his decision to not stand for re-election at the annual meeting of the Company’s stockholders in May 2016. He will step down as Chairman, effective immediately, but continue to serve as a member of the board of directors until his term expires. Mr. Koontz has served as Chairman since February 2003 and has been a director since March 1997.

[1]	For independence methodology and ranking, see InvestmentNews RIA Data Center. (http://data.investmentnews.com/ria/).

“Paul has been a key factor in our success over the last 20 years and I have always valued his counsel,” said Larry Raffone, president and chief executive officer. “On behalf of myself and the entire company, I want to extend our sincere thanks and appreciation to Paul for his important contributions to the company’s success.”

In addition, Financial Engines is pleased to announce the appointment of Blake R. Grossman as the Chairman of the Board, effective immediately. Mr. Grossman has served as a director since May 2011 and has served as the managing partner of the private investing firms ThirdStream Partners LLC since October 2014 and of CHJ Capital Management LLC since May 2011, both based in San Francisco. Previously, Mr. Grossman held executive positions with BlackRock, Inc., an investment management, risk management and advisory services provider, through 2010, including Vice Chairman and Head of Scientific Investments. Mr. Grossman served as the Global Chief Executive Officer of Barclays Global Investors (BGI) from 2002 until December 2009, when BGI was acquired by BlackRock. From 1985 to 2002, Mr. Grossman held various executive and board positions with BGI and its predecessor organizations, including Chief Investment Officer from 1992 to 2002.

“I am very honored to take on this important responsibility and appreciate the confidence the board has expressed in me,” said Mr. Grossman. “I’m looking forward to working even more closely with the board and management team to build on the great success Financial Engines has achieved and carrying on Bill Sharpe’s original vision to help even more people of modest means achieve greater financial security.”

“We are fortunate to have someone with Blake’s experience and passion assuming the role of Chairman,” said Larry Raffone, president and chief executive officer of Financial Engines. “I’m confident that Blake will help us continue to deliver great results for our customers, employees, and stockholders.”

Conference Call

Financial Engines will host a conference call to discuss its fourth quarter and full year 2015 financial results as well as its 2016 outlook on Thursday, February 18, 2016 at 5:00pm ET. The live webcast and presentation can be accessed from the Company’s investor relations website at www.financialengines.com. The conference call can also be accessed live over the phone by dialing (888) 348-6435, or (412) 902-4238 for international callers. A replay will be available beginning one hour after the call and can be accessed from the Company’s investor relations website, or by dialing (877) 870-5176, or (858) 384-5517 for international callers; the conference ID is 10079395. The conference call replay will be available until February 25, 2016.

About Financial Engines

Financial Engines is America’s largest independent investment advisor1. We help people make the most of their money by providing full-service financial planning, including professional investment management and advice. Headquartered in Sunnyvale, CA, Financial Engines was co-founded in 1996 by Nobel Prize-winning economist William F. Sharpe. We serve as a comprehensive financial advisor for our workplace customers, and offer help to more than nine million people across over 650 companies (including 142 of the Fortune 500). Our unique approach, combined with powerful online services, dedicated advisors and personal attention, promotes greater financial wellness and helps more Americans to meet their financial goals.

For more information, please visit www.financialengines.com.

All advisory services provided by our investment advisory subsidiaries, including Financial Engines Advisors L.L.C. and a nationwide system of registered investment advisors known as The Mutual Fund Store. Financial Engines does not guarantee future results.

Forward-Looking Statements

This press release and its attachments contain forward-looking statements that involve risks and uncertainties. These forward-looking statements may be identified by terms such as “plan to,” “designed to,” “will,” “can,” “expect,” “estimates,” “believes,” “intends,” “may,” “continues,” “to be” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the acquisition of The Mutual Fund Store, including the costs, impact and benefits thereof, the expectation that the acquisition of The Mutual Fund Store will expand the Company’s independent advisory services for 401(k) participants by providing more comprehensive financial planning services and access to in-person advisors, the expectation that the acquisition will provide significant revenue and adjusted earnings per share accretion and the potential to deliver strong synergies and higher future growth, Warburg Pincus and its expected ownership interest in Financial Engines post-closing, and the expectation that the acquisition will benefit customers served by, and accelerate growth opportunities for, the combined entity. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to, risks related to the acquisition of The Mutual Fund Store, including our ability to realize the anticipated benefits of the transaction in a timely manner or at all, and to successfully integrate The Mutual Fund Store’s business with Financial Engines, costs associated with the transaction, and the potential impact of the transaction, and reaction thereto, on our business, operating results and financial condition, our reliance on fees earned on the value of assets we manage for a substantial portion of our revenue, the impact of the financial markets on our revenue and earnings, unanticipated delays in rollouts of our services, our ability to increase enrollment, our ability to correctly identify and invest appropriately in growth opportunities, our ability to introduce new services and accurately estimate the impact of any future services on our business, the risk that the anticipated benefits of our investments in these services or in growth opportunities may not outweigh the resources and costs associated with these investments or the liabilities associated with the operation of these services, our relationships with plan providers and plan sponsors, the fees we can charge for our Professional Management service, our reliance on accurate and timely data from plan providers and plan sponsors, system failures, errors or unsatisfactory performance of our services, our reputation, our ability to protect the confidentiality of plan provider, plan sponsor and plan participant data and other privacy concerns, acquisition activity involving plan providers or plan sponsors, our ability to compete, our regulatory environment, and risks associated with our fiduciary obligations. More information regarding these and other risks, uncertainties and factors is contained in the Company’s Form 10-K for the year ended December 31, 2014 as filed with the SEC, and in other reports filed by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this press release. All information in this press release and its attachments is as of the date stated or February 1, 2016 and unless required by law, Financial Engines undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this press release or to report the occurrence of unanticipated events.

Our investment advisory and management services are provided through our subsidiary, Financial Engines Advisors L.L.C., a federally registered investment advisor. References in this press release to “Financial Engines,” “our company,” “the Company,” “we,” “us” and “our” refer to Financial Engines, Inc. and its consolidated subsidiaries during the periods presented unless the context requires otherwise.

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Press Contacts:

Financial Engines

David Weiskopf, 408-498-6555

dweiskopf@financialengines.com

Investor Relations Contacts:

Financial Engines

Amy Conley, 617-556-2305

aconley@financialengines.com

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